Exhibit 99.1

ONDAS TO ACQUIRE ROTRON AERO NASDAQ: ONDS Ondas Inc. (NASDAQ: ONDS) has entered into a definitive agreement to acquire 100% of Rotron Aero, a UK - based developer of advanced unmanned aerial platforms, defense - grade aero - engines and one - way effector systems designed for long - range, mass - affordable deployment across contested operational environments. The acquisition will expand Ondas Autonomous Systems’ systems of systems architecture and will ensure Ondas’ ability to deliver scalable autonomous ISR, long - range strike, and attritable unmanned capabilities for NATO and allied defense partners. Modern Warfare Shift: Mass, Range & Affordability Modern conflicts are reshaping defense procurement priorities. Military forces are increasingly shifting away from limited numbers of high - cost platforms toward distributed, attritable systems capable of operating at extended range and deployed in mass. One Way Effectors represent a new generation of weapons optimized for: • Low - cost, scalable manufacturing • Rapid deployment in large quantities • Long - range strike and penetration missions • Reduced reliance on traditional high - cost munitions Rotron Aero’s platforms align directly with these evolving operational requirements. Strategic Rationale The acquisition will represent a significant expansion of the Ondas portfolio, broadening the Company’s mission profile through the integration of high - performance propulsion systems and long - range unmanned aerial platforms. Rotron’s proprietary, NDAA - compliant aero - engine technology will enable purpose - built propulsion optimized for endurance, efficiency, and cost effectiveness, extending Ondas’ capabilities beyond intelligence and surveillance into precision aerial strike and one - way effector applications. By strengthening its presence in the United Kingdom, Ondas will gain expanded access to European defense markets, a more resilient allied supply chain, and increased alignment with U.S., NATO, and allied modernization priorities. www.ondas.com

Rotron Aero Product Portfolio Forward - Looking Statements Statements made in this fact sheet that are not statements of historical or current facts are "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including the risks discussed in our most recent Annual Report on Form 10 - K and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law. Integration Within Ondas Autonomous Systems Rotron Aero platforms will be expected to operate as distributed effectors within Ondas’ systems of systems architecture, supporting coordinated long - range strike operations, time - sensitive missions, and high - risk engagements. Following completion of the transaction, Rotron’s technology and engineering teams are expected to integrate into Ondas Autonomous Systems, enabling: • Unified command - and - control across autonomous platforms • Shared autonomy and mission software frameworks • Cross - domain coordination between ISR, strike, and counter - UAS assets • Scalable production aligned with allied defense procurement requirements Proprietary Propulsion and Engineering Capability Rotron Aero will contribute in - house propulsion and platform engineering expertise that supports long - range performance, system efficiency, and scalable manufacturing. These capabilities represent a critical enabling layer for delivering affordable autonomous platforms designed for extended - reach operations. The addition of this engineering depth will strengthen Ondas’ vertical integration strategy, enhance platform differentiation, and support the Ondas’ ability to scale production in alignment with evolving defense procurement requirements. XT100 Propulsion System Defendor Long - range fixed - wing UAV optimized for extended endurance and autonomous strike missions Stratos Rotary - wing unmanned platform designed for flexible payload integration and tactical deployment Talon DT - 150 Very compact Group 2 UAS designed for versatility and portability across various mission profiles Talon DT - 300 Fully electric, multi - role mothership VTOL UAV system that can be reloaded and used time and time again www.ondas.com